SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                   FORM 8-K/A1
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 14, 1998



                             LAKELAND BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)


     33-27312                                            22-2953275
(Commission File Number)                     (IRS Employer Identification No.)


                 250 Oak Ridge Road, Oak Ridge, New Jersey 07438
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 973-697-2000


                                 Not Applicable
          (Former name of former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountants.

          (a) Previous Independent Accountants.

          On December 14, 1998, the Registrant's Board of Directors dismissed its independent public accountants, Radics & Co., LLC ("Radics"). The dismissal became effective on March 24, 1999, upon the filing of Radics' report with the Securities and Exchange Commission as part of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998.

          Radics' reports on the financial statements of the Registrant for the most recent two years for which such reports have been issued do not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years ended December 31, 1998 and through March 24, 1999, there have been no disagreements between the Registrant and Radics on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Radics would have caused them to make a reference to the subject matter of the disagreement in connection with their reports. During the Registrant's two most recent fiscal years ended December 31, 1998 and through March 24, 1999, the Registrant has not been advised of any matters described in
Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

          Attached hereto as an exhibit is a letter from Radics addressed to the Securities and Exchange Commission stating their agreement with the foregoing statements.

          (b) New Independent Accountants.

          The Registrant's Board of Directors solicited bids for the performance of auditing services for 1999. Bids were received from three accounting firms, including Radics. Based on a review of the competing bids, the Registrant's Board of Directors believed that the selection of Grant Thornton LLP would be in the best interests of the Registrant.

          On December 14, 1998, the Registrant engaged Grant Thornton LLP as its independent public accountants to audit the Registrant's financial statements beginning with the financial statements for the quarter ending March 31, 1999. During the Registrant's two most recent fiscal years ended December 31, 1998 and through March 24, 1999, neither the Registrant nor someone on its behalf consulted with Grant Thornton LLP regarding any of the matters listed in Item 304(a)(2)(i) and (ii) of Regulation S-K. Grant Thornton LLP is currently the public accountants for Metropolitan State Bank, a wholly-owned subsidiary of the Registrant which was acquired by the Registrant in February 1998.

Item 7.   Financial Statements and Exhibits.

          Exhibit 16.1 Letter from Radics & Co., LLC dated March 24, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LAKELAND BANCORP, INC.


                                      /s/ Arthur L. Zande
                                      Arthur L. Zande, Executive Vice President


Dated:  March 24, 1999